[Alcoa logo] April 7, 2008 1 st Quarter 2008 Analyst Conference Exhibit 99.2

[Alcoa logo]
Forward Looking Statements
Today’s discussion may include “forward-looking statements”
within the meaning of the Private Securities Litigation Reform
Act of 1995.  Such statements relate to future events and
expectations and involve known and unknown risks and
uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking
statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s
Form 10-K for the year ended December 31, 2007 filed with
the Securities and Exchange Commission.

[Alcoa logo] Executive Vice President and Chief Financial Officer Chuck McLane

[Alcoa logo]
1
st
Quarter 2008 Financial Overview
– Income from continuing operations of $303m or $0.37
per share - $361m or $0.44 per share excluding the
impact of restructurings
– Revenues of $7.4b
– Currency impact of $68m or $0.08 per share
sequentially, including $48m, or $0.06 per share non-
cash translation
– Segment ATOI increased 42% excluding Packaging
– Debt-to-cap at 31.5%
– Trailing four quarters ROC of 10.7%; 13.5% excluding
growth

[Alcoa logo]
1
st
Quarter 2008 Financial Overview
$ In Millions 4Q'07 1Q'08 Change
Sales $7,387 $7,375 ($12)
Cost of Goods Sold $6,153 $5,892 ($261)
   % of Sales 83.3% 79.9% (3.4 pts)
SG&A $383 $328 ($55)
   % of Sales 5.2% 4.4% (0.8 pts)
Restructuring and Other Charges ($14) $38 $52
Interest Expense $81 $99 $18
Other (Income)/Expense ($78) $58 $136
Effective Tax Rate -44.8% 35.6% 80.4 pts
Minority Interests $64 $67 $3
GAAP Net Income
$632 $303 ($329)
Income from Discontinued Operations
$8 $0 ($8)
GAAP Income From Continuing Operations
$624 $303 ($321)

6 [Alcoa logo] 4 th Quarter vs. 1 st Quarter Comparison

[Alcoa logo]
1Q’08 4Q’07 1Q’07
1,995 2,030 1,877 3    Party Shipments (kmt)
3,870 3,855 3,655 Production (kmt)
680 688 645 3    Party Revenue ($MM)
169 205 260 ATOI ($MM)
Flat production sequentially
Lower LME linked pricing
Unfavorable currency & energy costs
Pinjarra at targeted expansion
production rate
Alumina
1
st
Quarter Highlights
2
nd
Quarter Outlook
Prices to follow approximate two-month
lag
Production at 1Q levels
Continued pressure from fuel oil and
natural gas prices
Currency risk
1
st
Quarter Business Conditions
$100
$120
$140
$160
$180
$200
$220
$240
$260
$280
$300
1Q07 2Q07 3Q07 4Q07 1Q08
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
$1,600
ATOI Total Revenue
rd
rd

[Alcoa logo]
1
st
Quarter Highlights
307 196 504 ATOI ($MM)
2,801 2,646 2,902 3    Party Price ($/MT)
1,877 1,597 1,633 3    Party Revenue ($MM)
1Q’08 4Q’07 1Q’07
665 624 518 3    Party Shipments (kmt)
995 959 899 Production (kmt)
Primary Metals
2
nd
Quarter Outlook
1
st
Quarter Business Conditions
Higher realized pricing sequentially
4% production increase sequentially
Iceland running at 70% capacity for the
quarter; at 90% by quarter-end
Unfavorable currency impact
Higher costs for carbon products
Anticipate 3% production increase
sequentially
Improved efficiencies at Iceland
Currency risk
Energy & input cost pressures
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
1Q07 2Q07 3Q07 4Q07 1Q08
$1,500
$1,700
$1,900
$2,100
$2,300
$2,500
$2,700
$2,900
$3,100
$3,300
ATOI Total Revenue
rd
rd
rd

[Alcoa logo]
Improved Russia results
Weak automotive demand in North
America
Higher costs for alloying materials &
transportation
1Q’08 4Q’07 1Q’07
41 (15) 60 ATOI ($MM)
2,492 2,436 2,467
3
rd
Party Revenue
($MM)
Flat-Rolled Products
1
st
Quarter Highlights
2
nd
Quarter Outlook
1
st
Quarter Business Conditions
Improved Russia performance
Seasonal increases in can sheet market
General industrial climate weak in North
America and Europe
-$40
-$20
$0
$20
$40
$60
$80
$100
1Q07 2Q07 3Q07 4Q07 1Q08
$1,500
$1,700
$1,900
$2,100
$2,300
$2,500
$2,700
ATOI Third Party Revenue

[Alcoa logo]
Engineered Products and Solutions
7 11 8
Building and Construction
and Other
76
76
(11)
4Q’07
Total
Investment Castings,
Forgings, Fasteners
AFL, Auto Castings and
Structures
105
107
(10)
1Q’07
138
136
(5)
1Q’08
Revenue and ATOI record quarter
Aerospace and IGT markets continue to
show strength
Deteriorating North American
automotive market offset by
restructuring efforts
Strong productivity across Investment
Castings, Fasteners, and Forgings
ATOI ($MM) 1
st
Quarter Business Conditions
2
nd
Quarter Outlook
Aerospace and IGT strength to continue
Continued softness in North American
automotive and heavy truck build rates
Seasonal increase in building and
construction revenues
$0
$20
$40
$60
$80
$100
$120
$140
$160
1Q07 2Q07 3Q07 4Q07 1Q08
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
ATOI Third Party Revenue

[Alcoa logo]
1
st
Quarter 2008 Cash Flow Review
$ In Millions 1Q 07 1Q 08
Net Income $662 $303
DD&A 304 319
Change in Working Capital (187) (467)
Other Adjustments (202) (424)
Pension Contributions (50) (19)
Cash From Operating Activities $527 ($288)
Dividends to Shareholders (148) (140)
Change in Debt 509 416
Dividends to Minority Interests (158) (39)
Contributions from Minority Interests 114 118
Share Repurchases (88) (430)
Share Issuances 82 22
Other Financing Activities (101) (2)
Cash From Financing Activities $210 ($55)
Capital Expenditures (783) (748)
Sales of Assets 0 2,490
Other Investing Activities (45) (1,517)
Cash From Investing Activities ($828) $225

12 [Alcoa logo] Primary Aluminum Consumption Growth Rates Source: Alcoa analysis

13 [Alcoa logo] Source: IAI and LME Global Days of Consumption

14 [Alcoa logo] Supply / Demand Projection Source: Alcoa analysis

15 [Alcoa logo] 2008 Market Outlook and Impact

[Alcoa logo] Chairman and Chief Executive Officer Alain J.P. Belda

[Alcoa logo] President and Chief Operating Officer Klaus Kleinfeld

[Alcoa logo]
Global Mega Trends Generate Growth Opportunities
Infrastructure
Investment
Increasing Mobility
Shortening of Natural
Resources
Mega Trends
Demographics
Shifting Economies
Demand for Safety &
Security
Aging Population
Effects
Globalization
Urbanization
Opportunities
Global Warming
Advanced Energy
Exploration& Solutions
Sustainable
Construction Materials
Growth of
Mass Transportation
Lightweight & Energy
Efficient Transportation
Aerospace Growth
Recyclable Content

[Alcoa logo]
8.2
10.6
4.6
7.3
5.6
Strong Demand for Aluminum Continues
World Aluminum Consumption
(million metric tons)
Source:  Brook Hunt, Alcoa analysis
22
1998
China
Rest of
Asia
2.8
6.7
3.6
North 9.2
8.6
29.1
67
2017
East Eur/
Mid East/
Africa
W.Europe
South
6.7
5.2
12.0
38
2007
Europe/ME/
Africa
Americas
Asia
2.5
0.8
1.3
2.6
6%
6% CAGR
6% CAGR
1%
12%
5%
4%
8%

20 [Alcoa logo] Alcoa: A History of Growth & Innovation 2008 1950 We reshaped the industry We innovated markets We invented the industry 1888 1900

21 [Alcoa logo] We Have Strengthened the Foundation Executed Growth Projects Adjusted Portfolio Applied Disciplined Capital Management

[Alcoa logo]
We Have Been Investing For Profitable Growth
Expand Mining & Refining
Start-up Fjaardaal Smelter
Grow Power Self-Generation
Power Contract Extensions Expand Rolling Footprint
Two Fastening System
Acquisitions

[Alcoa logo]
Execution &
completion
2008-2010
Feasibility
2010-2015
Future options
Greenland
Australia
Surinam
Vietnam
Juruti
Wagerup 3
Vietnam
Sao Luis
Jamaica
Greenland
Massena
B. Comeau
Mosjoen
Sao Luis
Fjardaal
Pinjarra
Mining
Refining
Power
Smelting
We Have a Robust Portfolio of Development Options
N Iceland

24 [Alcoa logo] We Have Focused Our Portfolio Completed Packaging Sale Created Soft Alloy Extrusion JV Sold Auto Castings Business Chinalco Partnership

25 [Alcoa logo] Alcoa & Chinalco Have a History of Partnership Builds on a history of cooperation Global partners of choice Flexibility to deliver shareholder value Active dialogue on next steps

[Alcoa logo]
We Demonstrate Disciplined Capital Management
–
Restructured debt portfolio
– doubled average maturity at same cost
–
Increased dividend
by 13%
– Maintained
target debt levels
during peak capex period
–
Initiated & acting on 25% share repurchase
Debt to Total Capital Percentage
Target
Debt/Cap
Range
2006
2007
2008
$200
$350
$500
$650
$800
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
20%
25%
30%
35%
40%
Growth Capex Debt/Cap

[Alcoa logo]
Driving Performance through Three Strategic Priorities
Alcoa Advantage
creating value for
all businesses
Profitable Growth
in every business
– Talent
– Technology
– Customer Intimacy
– Purchasing
– Operating System
Business Programs
that define:
–3-year aspirations
–Priority levers
–Accountability
Disciplined Execution
across all activities
Alcoa’s Three Strategic Priorities

[Alcoa logo]
Strategic Priority #1: Profitable Growth
Disciplined Execution
across all activities
– Talent
– Technology
– Customer Intimacy
– Purchasing
– Operating System
Alcoa Advantage
creating value for
all businesses
Alcoa’s Three Strategic Priorities
Profitable Growth
in every business
Business Programs
that define:
–3-year aspirations
–Priority levers
–Accountability

[Alcoa logo]
Great Opportunities for Primary Business
–
Attractive industry fundamentals
–
World class positions in bauxite and refining
–
Long-term energy supply
–
Balanced greenfield/brownfield growth opportunities
–
Sustainability Leader  =  Partner of Choice
Operational
Excellence
Growth
Asset
Management
Strategic
Levers
– Maximize
repowered
assets
– Leading
technology
and project
solutions
– Drive
industry-
leading
productivity
– Ensure
procurement
excellence
– Utilize
varied
equity &
financing
approaches
– Progress
continually
on MOUs
– Continue
construction
cost
controls
– Manage
assets as
global
system
Priorities
Foundation

[Alcoa logo]
Flat Rolled Business is Excellently Positioned
–
Unique capabilities, equipment, and proprietary alloys
–
Demonstrated ability to achieve operational excellence
–
Global footprint to support expanding customers’ growth
Operational
Excellence
Growth
Asset
Management
Strategic
Levers
– Deliver on
China &
Russia
– Leverage
distinctive
R&D
capabilities
– Extend best
practices to
global
system
– Continue to
create and
capture
high-end
segments:
• Defense
• Consumer
Electronics
• Oil & Gas
– Optimize
global
presence
Priorities
Foundation

[Alcoa logo]
Great Value Potential in Engineered Products & Solutions
–
Differentiated positions in attractive core markets
•
Aerospace & power generation components
•
Commercial transportation
•
Architectural solutions
–
Consistent growth in earnings & returns
–
New product focus
Operational
Excellence
Growth
Asset
Management
Strategic
Levers
– Pursue
profitable
growth
targets
– Restructure
automotive
businesses
–
Achieve Best
in Class in
each
business
– Capitalize on
Megatrends
• Transport.
• Aero
• B&C
• Energy
– Optimize
global
presence
Priorities
Foundation

[Alcoa logo]
Alcoa Fastening Systems – Successful & Growing
Profitable Growth Driven By:
– Innovation leadership
– Superior products
– Customer intimacy
– ABS deployment
Republic/Van Petty Acquisitions:
– Increased scale in aero-engine
and airframe fasteners
– Cost synergies through ABS
deployment
–
Opportunity for increased
product innovation
13 % CAGR
38 % CAGR
Aerospace Revenue
Aerospace Net Margin
Indexed to 2003 = 100
0
100
200
2003 2004 2005 2006 2007
0
100
200
300
400
2003 2004 2005 2006 2007

[Alcoa logo]
Gain Traction Through More Disciplined Execution
•
Disciplined Execution
across all activities
Alcoa Advantage
creating value for
all businesses
• Talent
• Technology
• Customer Intimacy
• Purchasing
• Operating System
Alcoa’s Three Strategic Priorities
Profitable Growth
in every business
Business Programs
that define:
• 3-year aspirations
• Priority levers
• Accountability

[Alcoa logo]
Demonstrate More Alcoa Advantage
Disciplined Execution
across all activities
Alcoa Advantage
creating value for
all businesses
• Talent
• Technology
• Customer Intimacy
• Purchasing
• Operating System
Alcoa’s Three Strategic Priorities
Profitable Growth
in every business
Business Programs
that define:
• 3-year aspirations
• Priority levers
• Accountability

37 [Alcoa logo] Five Sources for More Alcoa Advantage

38 [Alcoa logo] Our Innovation & Technology Continue to Lead to Market Potential Recycling Alloy Development Surface Enhancements Process Improvements Design Expertise Customer Solutions

39 [Alcoa logo] Five Sources for More Alcoa Advantage

40 [Alcoa logo] Alcoa: Great Past, Present, and Future 2008 We reshaped the industry We innovated markets We invented the industry 1888 1900 Alcoa can’t wait Alcoa can’t wait for tomorrow for tomorrow

[Alcoa logo]
Greg Aschman
Director, Investor Relations
Alcoa
390 Park Avenue
New York, N.Y. 10022-4608
Telephone:  (212) 836-2674
Facsimile:  (212) 836-2813
www.alcoa.com
For Additional Information, Contact:

42 [Alcoa logo] [Alcoa logo]

43 [Alcoa logo] APPENDIX [Alcoa logo]

44 [Alcoa logo] Reconciliation of Adjusted Income (in millions, except per share amounts)

[Alcoa logo]
Reconciliation of ATOI to
Consolidated Net Income
$     303 $  2,564 $     632 $     555 $     715 $     662 Consolidated net income
(98) 741 303 446 (22) 14 Other
– (7) 8 (3) (1) (11) Discontinued operations
(30) (307) 1 (311) 21 (18) Restructuring and other charges
(82) (388) (100) (101) (101) (86) Corporate expense
(67) (365) (64) (76) (110) (115) Minority interests
(64) (261) (53) (98) (56) (54) Interest expense
9 40 10 10 9 11 Interest income
(31) (24) 9 10 (16) (27) Impact of LIFO
Unallocated amounts (net of tax):
$     666 $  3,135 $     518 $     678 $     991 $     948 Total segment ATOI
1Q08 2007 4Q07 3Q07 2Q07 1Q07 (in millions)
In the first quarter of 2008, management approved a realignment of Alcoa's reportable segments to better reflect the core businesses in which Alcoa operates and how it is managed. This realignment consisted of eliminating the Extruded and End Products segment, and realigning its component businesses as follows: the building and construction systems business will be reported in the Engineered Products and Solutions segment; the hard alloy extrusions business and the Russian extrusions business will be reported in the Flat-Rolled Products segment; and the remaining segment components, consisting primarily of the equity investment/income of Alcoa's interest in the Sapa AB joint venture, and the Latin American extrusions business, will be reported in Corporate. Additionally, the Russian forgings business will be moved from the Engineered Products and Solutions segment to the Flat-Rolled Products segment, where total Russian operations will now be reported. Prior period amounts have been reclassified to reflect the new segment structure.  Also, the Engineered Solutions segment was renamed the Engineered Products and Solutions segment.

[Alcoa logo]
Return on Capital (ROC) is presented based on Bloomberg Methodology which calculates ROC based on trailing four quarters.
Reconciliation of Return on Capital
1Q'08 4Q'07 3Q'07 2Q'07 1Q'07 4Q'06 3Q'06 2Q'06 1Q'06
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
(In Millions)
Method Method Method Method Method Method Method Method Method
Net income $2,205 $2,564 $2,291 $2,273 $2,302 $2,248 $2,113 $1,865 1,581
Minority interests $317 $365 $399 $432 $446 $436 $418 $368 304
Interest expense (after-tax)
$266 $262 $246 $270 $281 $291 $272 $268 $274
Numerator (sum total)
$2,788 $3,191 $2,936 $2,975 $3,029 $2,975 $2,803 $2,501 $2,159
Average Balances
Short-term borrowings $524 $516 $497 $451 $441 $386 $349 $303 $342
Short-term debt $358 $356 $525 $359 $360 $284 $449 $55 $53
Commercial paper $864 $1,164 $1,275 $1,169 $972 $1,192 $1,678 $1,501 $1,652
Long-term debt $6,374 $5,574 $5,390 $5,709 $5,767 $5,027 $4,915 $5,333 $5,243
Preferred stock $55 $55 $55 $55 $55 $55 $55 $55 $55
Minority interests $2,320 $2,130 $1,927 $1,809 $1,669 $1,583 $1,416 $1,340 $1,280
Common equity $15,563 $15,269 $15,255 $15,571 $14,621 $13,947 $14,120 $13,834 $13,611
Denominator (sum total) $26,058 $25,064 $24,924 $25,123 $23,885 $22,474 $22,982 $22,421 $22,236
Return on Capital 10.7% 12.7% 11.8% 11.8% 12.7% 13.2% 12.2% 11.2% 9.7%

[Alcoa logo]
Return on capital, excluding growth investments is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because it provides greater insight with respect to the underlying operating performance of the company’s productive assets.  The company has significant growth investments underway in its upstream and downstream businesses, as previously noted, with expected completion dates over the next several years.  As these investments generally require a period of time before they are productive, management believes that a return on capital measure excluding these growth investments is more representative of current operating performance.
Reconciliation of Adjusted Return on Capital
1Q'08 4Q'07 3Q'07 2Q'07 1Q'07
4Q'06 3Q'06
2Q'06 1Q'06
Bloomberg Bloomberg Bloomberg Bloomberg Bloomberg
Bloomberg Bloomberg
Bloomberg Bloomberg
(In Millions)
Method Method Method Method Method
Method Method
Method Method
Numerator (sum total) $2,788 $3,191 $2,936 $2,975 $3,029 $2,975 $2,803 $2,501 $2,159
Russia, Bohai, and Kunshan
net losses ($96) ($91) ($57) ($51) ($79) ($74) ($85) ($78) ($86)
Adjusted numerator
$2,884 $3,282 $2,993 $3,026 $3,108 $3,049 $2,888 $2,579 $2,245
Average Balances
Denominator (sum total) $26,058 $25,064 $24,924 $25,123 $23,885 $22,474 $22,982 $22,421 $22,236
Capital projects in progress and
Russia, Bohai, and Kunshan
capital base $4,730 $4,620 $4,430 $4,521 $3,945 $3,655 $2,540 $2,330 $2,139
Adjusted denominator $21,328 $20,444 $20,494 $20,602 $19,940 $18,819 $20,442 $20,091 $20,097
Return on capital, excluding
growth investments
13.5% 16.1% 14.6% 14.7% 15.6% 16.2% 14.1% 12.8% 11.2%

[Alcoa logo]
Days of Working Capital
$   6,878 $   6,482 $   6,472
Adjusted Sales (b)
50.7 44.6 55.5
Days of Working Capital
497 905 1,436
Packaging and Consumer, Soft Alloy Extrusions, and
Auto Castings
$   7,375 $   7,387 $   7,908 Sales
$   3,832 $   3,141 $   3,992 Working Capital
2,895 2,787 2,287 Less: Accounts payable, trade
3,679 3,326 3,309 Add: Inventories
$   3,048 $   2,602 $   2,970 Receivables from customers, less allowances
March 31,
2008
December 31,
2007
March 31,
2007 (a)
(in millions)
Quarter ended
Days of Working Capital = Working Capital divided by (Adjusted Sales/number of days in the quarter)
(a) Certain financial information for the quarter ended March 31, 2007 has been reclassified to reflect the movement of the automotive castings and packaging and consumer businesses to held for sale in the third quarter of 2007.
(b) Adjusted Sales is a non-GAAP financial measure and is being used to calculate Days of Working Capital to be consistent with the fact that the working capital components of the above mentioned divested businesses were classified as held for sale, and, therefore, are not included in the
Working Capital amounts above.

[Alcoa logo]
Segment Realignment Detail
In the first quarter of 2008, management approved a realignment of Alcoa's reportable segments to better reflect the core businesses in which Alcoa operates and how it is managed. This realignment consisted of eliminating the Extruded and End Products segment, and realigning its component businesses as follows: the building and construction systems business will be reported in the Engineered Products and Solutions segment; the hard alloy extrusions business and the Russian extrusions business will be reported in the Flat-Rolled Products segment; and the remaining segment components, consisting primarily of the equity investment/income of Alcoa's interest in the
Sapa AB joint venture, and the Latin American extrusions business, will be reported in Corporate.  Additionally, the Russian forgings business will be moved from the
Engineered Products and Solutions segment to the Flat-Rolled Products segment, where total Russian operations will now be reported. Prior period amounts have been reclassified to reflect the new segment structure.  Also, the Engineered Solutions segment was renamed the Engineered Products and Solutions segment.
FLAT-ROLLED PRODUCTS SEGMENT
1Q06 2Q06 3Q06 4Q06 2006 1Q07 2Q07 3Q07 4Q07 2007
Third-Party Shipments, as previously reported (kmt) 562 579 568 564 2,273 568 583 602 574 2,327
   Add:  Hard alloy extrusions, Russia forgings and extrusions 28 29 30 29 114 29 29 30 26 114
Third-Party Shipments, as reclassified 590 608 598 593 2,387 597 612 632 600 2,441
Third-Party Sales, as previously reported (in millions) 1,940 $     2,115 $     2,115 $     2,127 $     8,297 $     2,275 $     2,344 $     2,309 $     2,243 $     9,171 $
   Add:  Hard alloy extrusions, Russia forgings and extrusions 160 166 178 194 698 192 191 185 193 761
Third-Party Sales, as reclassified 2,100 $     2,281 $     2,293 $     2,321 $     8,995 $     2,467 $     2,535 $     2,494 $     2,436 $     9,932 $
ATOI, as previously reported (in millions) 66 $          79 $          48 $          62 $          255 $        62 $          93 $          61 $          (16) $         200 $
   Add:  Hard alloy extrusions, Russia forgings and extrusions (4) (5) (1) (0) (11) (2) 4 1 1 4
ATOI, as reclassified 62 $          74 $          47 $          62 $          244 $        60 $          97 $          62 $          (15) $         204 $
ENGINEERED PRODUCTS AND SOLUTIONS SEGMENT 1Q06 2Q06 3Q06 4Q06 2006 1Q07 2Q07 3Q07 4Q07 2007
Third-Party Shipments, as previously reported (kmt) 37 38 34 30 139 31 30 27 24 112
   Add:  Building and construction systems
   Less:  Russia Forgings  and other 20 22 22 23 88 24 22 24 25 94
Third-Party Shipments, as reclassified 57 60 56 53 227 55 52 51 49 207
Third-Party Sales, as previously reported (in millions) 1,360 $     1,405 $     1,345 $     1,346 $     5,456 $     1,449 $     1,478 $     1,407 $     1,391 $     5,725 $
   Add:  Building and construction systems
   Less:  Russia Forgings  and other 184 210 234 222 850 227 237 255 275 994
Third-Party Sales, as reclassified 1,544 $     1,615 $     1,579 $     1,568 $     6,306 $     1,676 $     1,715 $     1,662 $     1,666 $     6,719 $
ATOI, as previously reported (in millions) 83 $          100 $        75 $          73 $          331 $        93 $          105 $        60 $          58 $          316 $
   Add:  Building and construction systems
   Less:  Russia Forgings  and other 11 13 12 15 51 12 14 22 18 66
ATOI, as reclassified 94 $          113 $        87 $          88 $          382 $        105 $        119 $        82 $          76 $          382 $

[Alcoa logo]
Reconciliation of Segment Information
(aluminum shipments in thousands of metric tons; dollars in millions)
Reconciliation of third-party aluminum
shipments:
1Q07 2Q07 3Q07 4Q07 2007 1Q08
   Total segment third-party aluminum shipments   1,205   1,269   1,304   1,318   5,096   1,342
   Corporate:
      Automotive Castings 6 6 5 4 21 –
      Soft Alloy Extrusions (contributed to Sapa AB) 136 70 – – 206 –
      Other U.S. Soft Alloy Extrusions 6 5 5 – 16 –
      Latin America Extrusions 12 14 14 14 54 15
   Total Corporate 160 95 24 18 297 15
   Consolidated third-party aluminum shipments   1,365   1,364   1,328   1,336   5,393   1,357
Reconciliation of third-party sales: 1Q07 2Q07 3Q07 4Q07 2007 1Q08
   Total segment third-party sales $  7,157 $  7,545 $  7,248 $  7,274 $29,224 $  7,318
   Corporate:
      Automotive Castings 41 41 34 16 132 –
      Soft Alloy Extrusions (contributed to Sapa AB) 634 407 – – 1,041 –
      Other U.S. Soft Alloy Extrusions 25 24 23 2 74 –
      Latin America Extrusions 54 64 64 59 241 71
      Other (3) (15) 18 36 36 (14)
   Total Corporate 751 521 139 113 1,524 57
   Consolidated third-party sales $  7,908 $  8,066 $  7,387 $  7,387 $30,748 $  7,375

51 [Alcoa logo] Adjusted Income Statement Items